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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  July 7, 2000

                               NMT Medical, Inc.
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               (Exact name of registrant as specified in charter)

 Delaware                                     000-21001           95-4090463
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(State or other juris-                      (Commission   (IRS Employer
diction of incorporation)                   File Number)  Identification No.)

27 Wormwood Street, Boston, Massachusetts                              02210
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (617) 737-0930

                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

     On July 7, 2000, NMT Medical, Inc. (the "Company") issued a press release announcing that the 2000 Annual Meeting of Stockholders of the Company (the "Meeting") will be held on Friday, August 18, 2000, commencing at 9:00 a.m., local time, at the Company's offices at 27 Wormwood Street, Boston, Massachusetts 02210. Stockholders of record at the close of business on June 23, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     Pursuant to Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended, because the Meeting date has been delayed by more than 30 calendar days from the date of the Company's 1999 Annual Meeting of Stockholders, which was held on June 3, 1999, the Company is informing its stockholders of the Meeting date in addition to the following new deadlines for submitting stockholder proposals for the Meeting:

 . Stockholder proposals intended to be presented at the Meeting and considered for inclusion in the proxy statement for the Meeting must be received by the Company at its principal offices, 27 Wormwood Street, Boston, Massachusetts 02210 by July 11, 2000.

 . A stockholder of the Company who wishes to present a proposal before the Meeting but does not wish the proposal to be considered for inclusion in the Company's proxy statement and proxy card, must give written notice to the Secretary of the Company at the address noted above by July 11, 2000. If a stockholder fails to provide timely notice of such a proposal, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on the proposal.

     The Company expects to mail its Annual Report to Stockholders for the year ended December 31, 1999, along with the Notice and Proxy Statement of the 2000 Annual Meeting on or about July 14, 2000. The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits

Exhibit No.    Description
----------     -----------

  99.1 Press Release, dated July 7, 2000, announcing the 2000 Annual Meeting of Stockholders of NMT Medical, Inc.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2000            NMT Medical, Inc.
                              -----------------
                              (Registrant)


                              By: /s/ William J. Knight
                                 ----------------------      -
                                 Name:   William J. Knight
                                 Title:  Vice President of Finance and
                                         Administration, Chief Financial Officer

                                      -3-
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                                 EXHIBIT INDEX

Exhibit No.                          Description
----------                           -----------

  99.1    Press Release, dated July 7, 2000, announcing the 2000 Annual Meeting of Stockholders of NMT Medical, Inc.